SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On January 18, 2024, the partnership acquired a portfolio of 75-multifamily assets in San Francisco in a foreclosure process. Loans secured by the portfolio were initially acquired on December 28, 2023 and were presented in Other current assets within Note 12, Accounts Receivable And Other with a carrying value of $623 million as of December 31, 2023.

On January 29, 2024, the Board of Directors declared the following quarterly distribution on the partnership’s:

–LP Units of $0.345 per unit ($1.38 on an annualized basis) payable on March 31, 2024 to unitholders of record at the close of business on February 28, 2024;

–Class A Cumulative Redeemable Perpetual Units, Series 1, $0.40625 per unit ($1.625 on an annualized basis) payable on March 31, 2024 to unitholders of record at the close of business on March 1, 2024;

–Class A Cumulative Redeemable Perpetual Units, Series 2, $0.3984375 per unit ($1.59375 on an annualized basis) payable on March 31, 2024 to unitholders of record at the close of business on March 1, 2024;

–Class A Cumulative Redeemable Perpetual Units, Series 3, $0.359375 per unit ($1.4375 on an annualized basis) payable on March 31, 2024 to unitholders of record at the close of business on March 1, 2024; and

–New LP Preferred Units, $0.390625 per unit ($1.5625 on an annualized basis) payable on March 31, 2024 to unitholders of record at the close of business on March 1, 2024.

On February 29, 2024, the partnership repaid C$600 million of five-year notes, which carried an interest rate of 4.30%. Concurrently, the partnership also paid approximately C$13 million of accrued interest thereon.